Income Taxes	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Note 10.  Income Taxes

The components of earnings (losses) before income taxes were as follows:

Year Ended June 30,	2019	2018	2017
($000)
U.S. loss	$(34,241)	$(15,207)	$(6,944)
Non-U.S. income	163,054	137,401	125,732
Earnings before income taxes	$128,813	$122,194	$118,788
The components of income tax expense were as follows:

Year Ended June 30,	2019	2018	2017
($000)
Current:
Federal	$1,755	$699	$2,133
State	472	401	253
Foreign	29,531	32,147	22,312
Total Current	$31,758	$33,247	$24,698
Deferred:
Federal	$(3,764)	$(3,064)	$(6,963)
State	(2,010)	1,615	(1,251)
Foreign	(4,688)	2,394	7,030
Total Deferred	$(10,462)	$945	$(1,184)
Total Income Tax Expense	$21,296	$34,192	$23,514

Principal items comprising deferred income taxes were as follows:

June 30,	2019	2018
($000)
Deferred income tax assets
Inventory capitalization	$5,687	$5,267
Non-deductible accruals	1,251	1,125
Accrued employee benefits	9,797	7,614
Net-operating loss and credit carryforwards	54,192	48,738
Share-based compensation expense	7,192	7,925
Other	5,488	3,242
Valuation allowances	(16,558)	(21,797)
Total deferred income tax assets	$67,049	$52,114
Deferred income tax liabilities
Tax over book accumulated depreciation	$(28,184)	$(24,174)
Intangible assets	(28,202)	(24,649)
Tax on unremitted earnings	(11,662)	(13,090)
Convertible debt	(8,662)	(11,376)
Other	(5,728)	(4,020)
Total deferred income tax liabilities	$(82,438)	$(77,309)
Net deferred income taxes	$(15,389)	$(25,195)

The reconciliation of income tax expense at the statutory U.S. federal rate to the reported income tax expense is as follows:

Year Ended June 30,	2019	%	2018	%	2017	%
($000)
Taxes at statutory rate	27,051	21	$34,284	28	$41,576	35
Increase (decrease) in taxes resulting from:
State income taxes-net of federal benefit	(1,212)	(1)	1,426	1	(641)	—
Taxes on non U.S. earnings	(5,857)	(5)	(16,058)	(13)	(12,907)	(11)
Valuation allowance	(6,703)	(5)	(6,008)	(5)	(806)	(1)
Research and manufacturing incentive deductions and credits	(11,756)	(9)	(7,024)	(6)	(5,681)	(5)
Stock compensation	(1,914)	(1)	(4,103)	(3)	1,770	2
Repatriation tax	14,108	11	36,777	30	—	—
GILTI and FDII	6,437	5	—	—	—	—
Impact of U.S. tax rate change on deferred balances	—	—	(4,209)	(3)	—	—
Other	1,142	1	(893)	(1)	203	—
	$21,296	17	$34,192	28	$23,514	20
U.S. Tax Reform
On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law. The Tax Act includes changes to the U.S. statutory federal tax rate and puts into effect the migration from a worldwide system of taxation to a territorial system, among other things.  As of December 31, 2018, the Company completed its analysis of the impact of the Tax Act in accordance with U.S. Securities and Exchange Commission Staff Accounting Bulletin No. 118 (“SAB 118”) and the amounts are no longer considered provisional.  The Company’s transition tax increased due to finalization of calculations and consideration of Notices and regulations issued by the US Department of Treasury and the Internal Revenue Service; however, the increase is offset by available net operating loss and credit carryforwards which currently have a valuation allowance.  Consequently, the tax expense reported is reduced by the release of the valuation allowance on the U.S. deferred tax assets, and as result, there was no material financial statement impact due to finalization.

The Company previously considered the earnings in non-U.S. subsidiaries to be indefinitely reinvested and, accordingly, recorded no deferred income taxes.  As a result of the Act, among other things, the Company determined it will repatriate earnings for all non-U.S. Subsidiaries with cash in excess of working capital needs.  Such distributions could potentially be subject to U.S. state tax in certain states and foreign withholding taxes.  Foreign currency gains/losses related to the translation of previously taxed earnings from functional currency to U.S. dollars could also be subject to U.S. tax when distributed.  The Company has estimated the associated withholding tax to be $11.7 million.
Furthermore, the Tax Act includes certain changes such as introducing a new category of income, referred to as global intangible low tax income (“GILTI”), related to earnings taxed at a low rate of foreign entities without a significant fixed asset base, and imposes additional limitations on the deductibility of interest and officer compensation. The Company made a final accounting policy election to treat taxes due from future inclusions in U.S. taxable income related to GILTI as a current period expense when incurred.  These changes are included in the Company’s 2019 fiscal year income tax expense.

During the fiscal years ended June 30, 2019, 2018, and 2017, net cash paid by the Company for income taxes was $26.3 million, $21.3 million, and $23.6 million, respectively.
Our foreign subsidiaries in the Philippines operate under various tax holiday arrangements.  The benefits of such arrangements phased out through the fiscal year ended June 30, 2019.  The impact of the tax holidays on our effective rate is a reduction in the rate of 0.25%, 0.17% and 0.31% for the fiscal years ended June 30, 2019, 2018 and 2017, respectively, and the impact of the tax holidays on diluted earnings per share is immaterial.
The Company has the following gross operating loss carryforwards and tax credit carryforwards as of June 30, 2019:

Type	Amount	Expiration Date
($000)
Tax credit carryforwards:
Federal research and development credits	$20,084	June 2029-June 2039
Foreign tax credits	1,088	June 2025-June 2027
State tax credits	12,449	June 2020-June 2039
State tax credits (indefinite)	448	Indefinite
Operating loss carryforwards:
Loss carryforwards - federal	$59,749	June 2020-June 2036
Loss carryforwards - state	52,762	June 2020-June 2039
Loss carryforwards - foreign	8,467	June 2021-June 2027
Loss carryforwards - foreign (indefinite)	8,502	Indefinite

The Company has recorded a valuation allowance against the majority of the loss and credit carryforwards. The Company’s U.S. federal loss carryforwards, federal research and development credit carryforwards, and certain state tax credits resulting from the Company’s acquisitions are subject to various annual limitations under Section 382 of the U.S. Internal Revenue Code.
Changes in the liability for unrecognized tax benefits for the fiscal years ended June 30, 2019, 2018 and 2017 were as follows:

	2019	2018	2017
($000)
Beginning balance	$9,892	$7,577	$5,559
Increases in current year tax positions	191	2,536	895
Increases in prior year tax positions	376	224	2,605
Decreases in prior year tax positions	—	(9)	—
Acquired business	6,036	—	—
Settlements	—	—	(1,143)
Expiration of statute of limitations	(4,975)	(436)	(339)
Ending balance	$11,520	$9,892	$7,577

The Company classifies all estimated and actual interest and penalties as income tax expense. During fiscal years 2019, 2018 and 2017, there was $(0.1) million, $0.3 million and $0.5 million of interest and penalties within income tax expense, respectively. The Company had $1.2 million, $0.6 million and $0.3 million of interest and penalties accrued at June 30, 2019, 2018 and 2017, respectively. The Company has classified the uncertain tax positions as non-current income tax liabilities, as the amounts are not expected to be paid within one year. Including tax positions for which the Company determined that the tax position would not meet the more likely than not recognition threshold upon examination by the tax authorities based upon the technical merits of the position, the total estimated unrecognized tax benefit that, if recognized, would affect our effective tax rate, was approximately $6.2 million, $1.6 million and $1.3 million at June 30, 2019, 2018 and 2017, respectively. The Company expects a decrease of $2.2 million of unrecognized tax benefits during the next 12 months due to the expiration of statutes of limitation.
Fiscal years 2017 to 2019 remain open to examination by the Internal Revenue Service, fiscal years 2014 to 2019 remain open to examination by certain state jurisdictions, and fiscal years 2008 to 2019 remain open to examination by certain foreign taxing jurisdictions. The Company is currently under examination for the certain subsidiary companies in Florida for the years ended June 30, 2016 through June 30, 2018; Philippines for the year ended June 30, 2017; Germany for the years ended June 30, 2012 through June 30, 2015; and Vietnam for the years June 30, 2018 through June 30, 2019. The Company believes its income tax reserves for these tax matters are adequate.